SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549

                               FORM 8 - K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  April 12, 1997


                      WESTAMERICA BANCORPORATION
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


 Commission File Number:  1-9383



     CALIFORNIA                              94-2156203
    ----------------------               --------------------
   (State of incorporation)              (I.R.S. Employer
                                        identification number)




           1108 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901
        ----------------------------------------------------
        (Address of principal executive offices and zip code)



                            (415) 257-8000
                            --------------
            (Registrant's area code and telephone number)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

     (a) On April 12, 1997, the merger of ValliCorp Holdings, Inc. ("ValliCorp"), parent company of ValliWide Bank, with and into Westamerica Bancorporation (the "Company") became effective as of 12:01 a.m. Pacific Time. The merger, which was announced on November 12, 1996, was approved by a majority of the Company's and of ValliCorp's shareholders on February 24, 1997. Federal Reserve Board approval was received on March 19, 1997.

     By virtue of the merger, the Company acquired all of the assets of ValliCorp. ValliCorp assets are detailed in the financial statements in
Item 7 below.

     Under the terms of the Agreement and Plan of Reorganization among ValliCorp, ValliWide Bank and Westamerica Bancorporation, dated as of November 11, 1996, as amended (the "Agreement and Plan of Reorganization"), each share of ValliCorp Common Stock will be exchanged for .3479 shares of the Company's Common Stock. The exchange ratio of
 .3479 was calculated pursuant to the Agreement and Plan of Reorganization. No gain or loss for tax purposes will be recognized by ValliCorp shareholders, except with respect to cash received in lieu of fractional shares. Based on the closing price of the Company's Common Stock on April 11, 1997, the acquisition was valued at approximately $290 million or $20.11 per share.


     (b) Principal assets of ValliCorp included cash and cash equivalents, loans and other extensions of credit and investment securities, and any physical assets such as real estate or buildings accounted for an immaterial portion of the assets of ValliCorp. See the financial statements in Item 7.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of ValliCorp Holdings, Inc.:       Page

     Report of Independent Public Accountants                *

     Consolidated Balance Sheets at December 31, 1995
      and 1996                                               *

     Consolidated Statements of Income for the years ended
       December 31, 1994, 1995 and 1996                      *

     Consolidated Statements of Shareholders' Equity for
      the years ended December 31, 1994, 1995 and 1996       *

     Consolidated Statements of Cash Flows for the years
      ended December 31, 1997, 1995 and 1996                 *

     Notes to Consolidated Financial Statements              *

     * Financial Statements of ValliCorp Holdings, Inc., are incorporated herein by reference to Item 8 of the Annual Report on Form 10-K of ValliCorp Holdings, Inc., for the fiscal year ended December 31, 1996.

  (b)     Pro forma financial information:

   Condensed Consolidated Balance Sheet as of
     December 31, 1996                                      4

   Condensed Consolidated Statements of Income for
     the years ended December 31, 1996, 1995 and 1994       5

   (c)       Exhibits:

     Exhibit No.
     -----------

     2.1  Agreement and Plan of Merger by and between ValliCorp
          Holdings, Inc., and Westamerica Bancorporation, dated as of April 11, 1997, as filed with the Secretary of State of the State of California.

        Selected Historical and Pro Forma Financial Data

     The following tables present selected historical and pro forma combined consolidated financial information for Westamerica Bancorporation and ValliCorp Holdings, Inc. The unaudited pro forma combined financial information presents selected financial information based on historical financial statements of the parties. The unaudited pro forma combined financial information gives effect to the Merger under the pooling-of-interests method of accounting as if the Merger had been in effect for the periods indicated or on December 31, 1996. The unaudited pro forma combined and pro forma equivalent financial statements are for illustrative purposes only and do not indicate the results or financial position that would have occurred if the Merger had been in effect on the dates or for the periods indicated or that may occur in the future.


          Westamerica Bancorporation and ValliCorp Holdings, Inc.
                      (Unaudited Pro Forma Combined)
                        Consolidated Balance Sheet

(In thousands)
<CAPTION
                                                      At December 31, 1996
                                    ---------------------------------------------------------
                                                                               Westamerica and
                                       Westamerica                   Pro Forma   ValliCorp Pro
                                    Bancorporation     ValliCorp   Adjustments  Forma Combined
                                    --------------     ---------   -----------  --------------
ASSETS
Cash and cash equivalents                 $149,429      $205,748           $--        $355,177
Money market assets                            250            --            --             250
Investment securities
 available for sale                        696,610       198,204        (2,353)        892,461
Investment securities
 held to maturity                          197,428        18,004            --         215,432
Loans                                    1,444,237       834,741            --       2,278,978
Reserve for loan losses                    (34,919)      (16,002)           --         (50,921)
                                       -----------   -----------   -----------     -----------
  Net loans                              1,409,318       818,739            --       2,228,057
Other real estate owned                      6,091         3,821            --           9,912
Premises and equipment, net                 34,895        29,073            --          63,968
Interest receivable and other assets        54,466        47,051            (8)        101,509
                                       -----------   -----------   -----------     -----------
         Total assets                   $2,548,487    $1,320,640       ($2,361)     $3,866,766
                                       ===========   ===========   ===========     ===========



LIABILITIES
Deposits:
  Non-interest bearing                    $515,451      $319,513           $--        $834,964
  Interest bearing:
    Transaction and savings              1,058,247       510,775            --       1,569,022
    Time                                   507,698       317,016            --         824,714
                                       -----------   -----------   -----------     -----------
    Total deposits                       2,081,396     1,147,304            --       3,228,700
Funds purchased                            161,147         6,300            --         167,447
Liability for interest, taxes and
  other expenses                            24,498         8,281          (304)         32,475
Notes and mortgages payable                 42,500        16,365            --          58,865
                                       -----------   -----------   -----------     -----------
      Total liabilities                  2,309,541     1,178,250          (304)      3,487,487

SHAREHOLDERS' EQUITY
Authorized
Issued and outstanding                      93,558        95,307        (1,655)        187,210
Unrealized gain on securities
available for sales                          7,817        (1,396)         (402)          6,019
Retained earnings                          137,571        48,479            --         186,050
                                       -----------   -----------   -----------     -----------
      Total shareholders' equity           238,946       142,390        (2,057)        379,279
                                       -----------   -----------   -----------     -----------
         Total liabilities and
          shareholders' equity          $2,548,487    $1,320,640       ($2,361)     $3,866,766
                                       ===========   ===========   ===========     ===========



        Westamerica Bancorporation and ValliCorp Holdings, Inc.
                      (Unaudited Pro Forma Combined)
               Condensed Consolidated Statements of Income
                (In thousands, except per share data)
                                                   Year Ended December 31, 1996
                                     ---------------------------------------------------------
                                                                               Westamerica and
                                       Westamerica                   Pro Forma   ValliCorp Pro
                                    Bancorporation     ValliCorp   Adjustments  Forma Combined
                                     -------------    ----------   -----------  --------------
INTEREST INCOME
Loans                                     $124,838       $82,048           $--        $206,886
Money market assets and funds sold              --         5,218            --           5,218
Trading account securities                      --            --            --               0
Investment securities                       49,427        12,696           (45)         62,078
                                         ---------     ---------     ---------       ---------
    Total interest income                  174,265        99,962           (45)        274,182

INTEREST EXPENSE
Deposits                                    48,561        29,024            --          77,585
Funds purchased                              9,528           446            --           9,974
Notes and mortgages payable                  2,828         1,313            --           4,141
                                         ---------     ---------     ---------       ---------
    Total interest expense                  60,917        30,783            --          91,700
                                         ---------     ---------     ---------       ---------
NET INTEREST INCOME                        113,348        69,179           (45)        182,482
                                                                                             0
Provision for loan losses                    4,575         7,731            --          12,306
NET INTEREST INCOME AFTER                ---------     ---------     ---------       ---------
 PROVISION FOR LOAN LOSSES                 108,773        61,448           (45)        170,176
                                                                                             0
NON-INTEREST INCOME                                                                          0
Service charges on deposit accounts         12,847         2,801            --          15,648
Merchant credit card                         2,657         1,892            --           4,549
Mortgage banking                             1,290           696            --           1,986
Financial services commissions                 788            --            --             788
Trust fees                                     386            --            --             386
Securities (loss) gain                          29            --            --              29
Other                                        4,046         8,881            (6)         12,921
                                         ---------     ---------     ---------       ---------
    Total non-interest income               22,043        14,270            (6)         36,307
                                                                                             0
NON-INTEREST EXPENSE                                                                         0
Salaries and related benefits               38,171        23,378            --          61,549
Occupancy                                   10,313         6,490            --          16,803
Equipment                                    5,471         4,652            --          10,123
Data processing                              4,027            --            --           4,027
Professional fees                            2,451            --            --           2,451
Other real estate owned                        425            --            --             425
FDIC insurance                                  16            --            --              16
Merger costs                                    --         6,016            --           6,016
Other                                       14,753        19,888            --          34,641
                                         ---------     ---------     ---------       ---------
    Total non-interest expense              75,627        60,424            --         136,051
                                         ---------     ---------     ---------       ---------
INCOME BEFORE INCOME TAXES                  55,189        15,294           (51)         70,432
 Provision for income taxes                 17,449         6,166           (10)         23,605
                                         ---------     ---------     ---------       ---------
NET INCOME                                 $37,740        $9,128          ($41)         46,827
                                         =========     =========     =========       =========
Average shares outstanding                   9,613        13,739          (111)         14,354

PER SHARE DATA
Earnings per share                           $3.93         $0.67                         $3.26



         Westamerica Bancorporation and ValliCorp Holdings, Inc.
                      (Unaudited Pro Forma Combined)
               Condensed Consolidated Statements of Income
                 (In thousands, except per share data)
                                                   Year Ended December 31, 1995
                                     ---------------------------------------------------------
                                                                               Westamerica and
                                       Westamerica                   Pro Forma   ValliCorp Pro
                                    Bancorporation     ValliCorp   Adjustments  Forma Combined
                                     -------------    ----------   -----------  --------------
INTEREST INCOME
Loans                                     $128,264       $89,560           $--        $217,824
Money market assets and funds sold             276         3,604            --           3,880
Trading account securities                       1            --            --               1
Investment securities                       45,836        16,160            --          61,996
                                         ---------     ---------     ---------       ---------
    Total interest income                  174,377       109,324            --         283,701

INTEREST EXPENSE
Deposits                                    48,479        34,955            --          83,434
Funds purchased                              8,403           303            --           8,706
Notes and mortgages payable                  1,730         1,757            --           3,487
                                         ---------     ---------     ---------       ---------
    Total interest expense                  58,612        37,015            --          95,627
                                         ---------     ---------     ---------       ---------
NET INTEREST INCOME                        115,765        72,309            --         188,074
                                                                                             0
Provision for loan losses                    5,595         9,633            --          15,228
NET INTEREST INCOME AFTER                ---------     ---------     ---------       ---------
 PROVISION FOR LOAN LOSSES                 110,170        62,676            --         172,846
                                                                                             0
NON-INTEREST INCOME                                                                          0
Service charges on deposit accounts         12,734         8,534            --          21,268
Merchant credit card                         2,422         1,172            --           3,594
Mortgage banking                             1,479           590            --           2,069
Financial services commissions                 611           239            --             850
Trust fees                                     615            --            --             615
Securities (loss) gain                          19          (113)           --             (94)
Other                                        3,653         2,274            --           5,927
                                         ---------     ---------     ---------       ---------
    Total non-interest income               21,533        12,696            --          34,229
                                                                                             0
NON-INTEREST EXPENSE                                                                         0
Salaries and related benefits               41,171        25,293            --          66,464
Occupancy                                   10,684         6,099            --          16,783
Equipment                                    6,255         4,837            --          11,092
Data processing                              4,239         1,366            --           5,605
Professional fees                            3,905         2,348            --           6,253
Other real estate owned                        890           940            --           1,830
FDIC insurance                               2,375         1,405            --           3,780
Merger costs                                    --           700            --             700
Other                                       16,821        12,632            --          29,453
                                         ---------     ---------     ---------       ---------
    Total non-interest expense              86,340        55,620            --         141,960
                                         ---------     ---------     ---------       ---------
INCOME BEFORE INCOME TAXES                  45,363        19,752            --          65,115
 Provision for income taxes                 13,979         7,950            --          21,929
                                         ---------     ---------     ---------       ---------
NET INCOME                                 $31,384       $11,802           $--          43,186
                                         =========     =========     =========       =========
Average shares outstanding                   9,877        13,525            --          14,582

PER SHARE DATA
Earnings per share                           $3.18         $0.88                         $2.96


          Westamerica Bancorporation and ValliCorp Holdings, Inc.
                      (Unaudited Pro Forma Combined)
               Condensed Consolidated Statements of Income
                  (In thousands, except per share data)
                                                   Year Ended December 31, 1994
                                     ---------------------------------------------------------
                                                                               Westamerica and
                                       Westamerica                   Pro Forma   ValliCorp Pro
                                    Bancorporation     ValliCorp   Adjustments  Forma Combined
                                     -------------    ----------   -----------  --------------
INTEREST INCOME
Loans                                     $120,115       $72,389           $--        $192,504
Money market assets and funds sold           1,367         1,008            --           2,375
Trading account securities                       2            --            --               2
Investment securities                       44,610        17,147            --          61,757
                                         ---------     ---------     ---------       ---------
    Total interest income                  166,094        90,544            --         256,638

INTEREST EXPENSE
Deposits                                    41,967        22,906            --          64,873
Funds purchased                              5,281           319            --           5,600
Notes and mortgages payable                  2,612           236            --           2,848
                                         ---------     ---------     ---------       ---------
    Total interest expense                  49,860        23,461            --          73,321
                                         ---------     ---------     ---------       ---------
NET INTEREST INCOME                        116,234        67,083            --         183,317
                                                                                             0
Provision for loan losses                    7,420         3,958            --          11,378
NET INTEREST INCOME AFTER                ---------     ---------     ---------       ---------
 PROVISION FOR LOAN LOSSES                 108,814        63,125            --         171,939
                                                                                             0
NON-INTEREST INCOME                                                                          0
Service charges on deposit accounts         12,948         8,864            --          21,812
Merchant credit card                         2,401           865            --           3,266
Mortgage banking                             4,270           521            --           4,791
Financial services commissions                 673           212            --             885
Trust fees                                     751            --            --             751
Securities (loss) gain                         (60)            7            --             (53)
Other                                        5,016           461            --           5,477
                                         ---------     ---------     ---------       ---------
    Total non-interest income               25,999        10,930            --          36,929
                                                                                             0
NON-INTEREST EXPENSE                                                                         0
Salaries and related benefits               45,106        25,327            --          70,433
Occupancy                                   10,632         5,448            --          16,080
Equipment                                    6,149         4,293            --          10,442
Data processing                              4,466         1,743            --           6,209
Professional fees                            4,079         1,937            --           6,016
Other real estate owned                        623           254            --             877
FDIC insurance                               4,683         2,589            --           7,272
Merger costs                                    --         3,367            --           3,367
Other                                       18,603        10,829            --          29,432
                                         ---------     ---------     ---------       ---------
    Total non-interest expense              94,341        55,787            --         150,128
                                         ---------     ---------     ---------       ---------
INCOME BEFORE INCOME TAXES                  40,472        18,268            --          58,740
 Provision for income taxes                 12,810         7,817            --          20,627
                                         ---------     ---------     ---------       ---------
NET INCOME                                 $27,662       $10,451           $--          38,113
                                         =========     =========     =========       =========
Average shares outstanding                   9,916        13,402            --          14,579

PER SHARE DATA
Earnings per share                           $2.79         $0.78                         $2.61


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTAMERICA BANCORPORATION



                                   By
                                           /s/ Dennis R. Hansen
                                        -------------------------
                                        Dennis R. Hansen
                                        Senior Vice President and
                                        Controller

Dated:  April 25, 1997.

                              EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

 2.1            Agreement and Plan of Merger by and between
               ValliCorp Holdings, Inc., and Westamerica
               Bancorporation, dated as of April 11, 1997, as filed with the Secretary of State of the State of California.